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                             PROSPECTUS SUPPLEMENT
                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                            FULCRUM SEPARATE ACCOUNT
                  SUPPLEMENT TO PROSPECTUS DATED JULY 2, 1997

                                      ***

Effective for all New York contracts, any portion of an initial net payment (or a subsequent net payment received during the Contract's first fifteen days) allocated to a Sub-Account or to the Guarantee Period Account will be invested as requested and will not be held in the Money Market Fund for the Contract's
first fifteen days.   As such, the fourth paragraph under "A. PAYMENTS"
beginning on page 17 of the Prospectus is amended to read in its entirety as follows:

    Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Initial net payments (or subsequent net payments received during a Contract's first fifteen days) to a New York Contract will be invested as requested and no portion allocated to an account other than the Money Market Fund will be held in the Money Market Fund. Under Contracts issued in all other states, any portion of an initial net payment and of additional net payments received during the Contract's first fifteen days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

                                      ***

Effective for all New York Contracts, if the Owner revokes the Contract within ten days after receipt, the Company will provide a refund equal to the amount of gross payments. The following sentence is added to "CAN I EXAMINE THE CONTRACT?" on page 9 of the Prospectus: "In New York, you will receive a refund equal to your entire payment."

The following sentence is added at the end of the second paragraph of "B. RIGHT TO REVOKE OR SURRENDER" on page 18 of the Prospectus:

    Notwithstanding the above, under Contracts issued in New York, the Company will provide a refund equal to the Owner's gross payments.

                                      ***

The first paragraph under "REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGES" on page 28 of the Prospectus is amended to read in its entirety as follows:

    The Company will waive the contingent deferred sales charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. The Company may require proof of such disability and continuing disability, including written confirmation of

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    receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract; or (3) commencing one year after issue of the Contract, is confined to a hospice or receives home health services, with certification from a licensed physician that the confinement to the hospice or receipt of home health care services is expected to continue until death.


Supplement dated September 19, 1997